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                                                                 EXHIBIT 10.32.1


                           AMENDMENT TO LOAN AGREEMENT

     This AMENDMENT TO LOAN AGREEMENT is made and entered into as of this ____ day of ________________, 2001, by and between Constellation 3D Technology Limited and Constellation 3D, Inc. (jointly, the "Parties").

     WHEREAS, Constellation 3D Technology Limited, as the Lender and Constellation 3D, Inc. as the Borrower are parties to a Loan Agreement dated as of August 22, 2000 (the "Loan Agreement");

     WHEREAS, the Parties desire to amend the provisions of the Loan Agreement.

     NOW THEREFORE, IT IS HEREBY AGREED that the Loan Agreement shall be amended as follows:

     AMENDMENTS:

     1. Paragraph 1(a) of the Agreement is hereby amended to read as follows:

        "a. Credit Line. Upon the terms and conditions set forth herein, the
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Lender will open a credit line of up to US$6,000,000 (six million) to the
Borrower, from which the Borrower can withdraw during any thirty (30) day period up to US$1,000,000 (one million) (the "Withdrawals"). The Credit Line will remain available until December 31, 2001."

         IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to the Loan Agreement to be duly executed as of the date and year first above written.


BORROWER:                                     LENDER:
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CONSTELLATION 3D, INC.                        CONSTELLATION 3D TECHNOLOGY LTD.


By: /s/ Leonardo Berezowsky                   By: /s/ Lev Zaidenberg
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   Name:                                         Name: Lev Zaidenberg
   Title:                                        Title: